UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): January 5, 2006

REPLIGEN CORPORATION

(Exact Name of Registrant as Specified in Its Charter)

DELAWARE

(State or Other Jurisdiction of Incorporation)

0-14656	04-2729386
(Commission File Number)	(IRS Employer Identification No.)

41 Seyon Street, Building #1, Suite 100, Waltham, Massachusetts	02453
(Address of Principal Executive Offices)	(Zip Code)

(781) 250-0111

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On January 5, 2006, the Compensation Committee of the Board of Directors of Repligen Corporation adopted a form of restricted stock purchase agreement (“Restricted Stock Agreement”) for grants of restricted stock under the Amended and Restated 2001 Repligen Corporation Stock Plan.

The Restricted Stock Agreement is filed with this report as Exhibit 10.1.

Item 9.01 Financial Statements and Exhibits.

(c)	Exhibits.

10.1	Amended and Restated 2001 Repligen Corporation Stock Plan, Restricted Stock Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REPLIGEN CORPORATION

Date: January 9, 2006	By:	/S/ WALTER C. HERLIHY
Walter C. Herlihy Chief Executive Officer and President

EXHIBIT INDEX

10.1	Amended and Restated 2001 Repligen Corporation Stock Plan, Restricted Stock Agreement